UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 31, 2020

ACASTI PHARMA INC.
(Exact Name of Registrant as Specified in Charter)

QUEBEC, CANADA	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3009, boul. de la Concorde East Suite 102 Laval, Québec Canada H7E 2B5
(Address of Principal Executive Offices) (Zip Code)

450-686-4555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

On August 31, 2020, Acasti Pharma Inc. (“Acasti”) issued a press release announcing the top-line results for the primary endpoint (triglyceride reduction at 12 and 26 weeks) from its 278 patient Phase 3 TRILOGY 2 study evaluating the efficacy, safety and tolerability of CaPre in patients with severe hypertriglyceridemia (“sHTG”). Acasti reported a 30.4% median reduction in triglyceride levels among all patients receiving CaPre, as compared to 30.5% in TRILOGY 1, and a 17.9% median reduction in triglyceride levels among patients receiving placebo at 12 weeks (the Primary Endpoint), as compared to 27.5% in TRILOGY 1. The unadjusted, placebo corrected triglyceride reduction of 12.4% achieved a “p” value of 0.19, which was not statistically significant, and therefore the TRILOGY 2 study did not meet its primary endpoint. As a result, Acasti will not file a New Drug Application with the U.S. Food and Drug Administration for patients with sHTG and does not plan to conduct additional clinical trials for CaPre. CaPre was well tolerated in TRILOGY 2, with a safety profile similar to placebo, and consistent with Acasti’s previously conducted Phase 2 and 3 studies.

Acasti has decided not to host a conference call today as previously disclosed, as there is no additional material information at this time that can be shared beyond what is contained in the press release. Acasti and its board of directors have been evaluating, and will continue to evaluate, all strategic options and will provide updates on this process as warranted.

On August 31, 2020, the press release was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval at www.sedar.com. A copy of the press release is filed as exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Acasti Pharma Inc. on August 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACASTI PHARMA INC.

Date: August 31, 2020	By:	/s/ Jan D'Alvise
Jan D'Alvise
Chief Executive Officer